                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  March 9, 1999

             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                           INTERNATIONAL PAPER COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

NEW YORK                             1-3157               13-0872805
--------------                      -----------          -----------------------
(State of                           (Commission          (IRS Employer
Incorporation)                       File)                Identification Number)

                   TWO MANHATTANVILLE ROAD, PURCHASE, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)

                                  914-397-1500
                                  ------------
                                 (Telephone No.)
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  N/A

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  N/A

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  N/A

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  N/A

ITEM 5.           OTHER EVENTS

         -        BY-LAW AMENDMENT

               -  The Company's By-Laws were amended as follows:

                  Article II, Section 7. A quorum of one-third of the total number of Directors appointed to a Committee is necessary for the transaction of business.

                  Article IV, Section 1. Shares of each class of the capital stock of the Corporation shall be represented by certificates or shall be uncertificated.

                  Article IV, Section 3. The record date for notification to stockholders changed from "not more than fifty" to "not more than sixty days." The minimum remains at ten days.

               - The Company announced the election of Samir G. Gibara as a director.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  N/A

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements:

                  N/A

                  (b)      Pro Forma Financial Information:

                  N/A

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                  (c)      Exhibits

                           (3) (ii) By-Laws of International Paper Company as
                            amended March 9, 1999.

                           (99) Press Release dated March 9, 1999
                            announcing the election of Samir G. Gibara as director.

                  ITEM 8.  CHANGES IN FISCAL YEAR

                  N/A




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)



Date:  March 9, 1999                        /S/ CAROL M. SAMALIN
       Purchase, New York                   ------------------------------------
                                            Carol M. Samalin
                                            Assistant Secretary